UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2026

PULTEGROUP, INC.

(Exact name of registrant as specified in its charter)

Michigan	1-09804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 1500, Atlanta, Georgia 30326

(Address of principal executive offices)

(404) 978-6400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	PHM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 20, 2026, PulteGroup, Inc. (the “Company”) completed an underwritten public offering of a total of $800.0 million aggregate principal amount of its senior unsecured notes, consisting of $400.0 million aggregate principal amount of its 4.250% Senior Notes due 2031 (the “2031 Notes”) and $400.0 million aggregate principal amount of its 4.900% Senior Notes due 2036 (the “2036 Notes” and, together with the 2031 Notes, the “Notes”), in each case, pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-293234), the prospectus dated February 5, 2026 contained therein, and the related prospectus supplement dated February 10, 2026.

The Notes were issued under the Indenture, dated as of February 5, 2026 (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of February 20, 2026, among the Company, the Guarantors (as defined below) and the Trustee (the “Supplemental Indenture”). The 2031 Notes and the 2036 Notes are each sometimes referred to herein as a “series” of Notes.

The Notes will be irrevocably and unconditionally guaranteed on a senior basis (the “Guarantees”), jointly and severally, by each of the Company’s direct and indirect wholly-owned U.S. subsidiaries that guarantees the Company’s existing senior unsecured revolving credit facility (collectively, the “Guarantors”). The Notes and the Guarantees are senior unsecured obligations of the Company and the Guarantors, respectively, and will rank equally in right of payment with the existing and future senior unsecured indebtedness of the Company and the Guarantors, respectively.

The 2031 Notes will bear interest at a rate of 4.250% per annum and will mature on March 1, 2031, and the 2036 Notes will bear interest at a rate of 4.900% per annum and will mature on March 1, 2036. Interest on each series of the Notes is payable in arrears on March 1 and September 1 of each year, beginning on September 1, 2026.

Prior to February 1, 2031 (with respect to the 2031 Notes) and December 1, 2035 (with respect to the 2036 Notes) (each, a “Par Call Date”), the Company may redeem the Notes of such series at its option, in whole or in part, at any time or from time to time, at the applicable “make-whole” redemption price specified in the Supplemental Indenture, plus accrued and unpaid interest thereon to, but excluding, the redemption date. At any time on or after the applicable Par Call Date, the Company may redeem the Notes of the applicable series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

In addition, if a Change of Control Triggering Event (as defined in the Supplemental Indenture) occurs with respect to the Notes of any series, then, subject to certain exceptions, the Company must offer to repurchase the Notes of such series at a price in cash equal to 101% of the principal amount of such Notes, plus any accrued and unpaid interest to, but excluding, the date of purchase.

The Supplemental Indenture contains certain covenants that limit the ability of the Company and the Guarantors to, among other things, create, incur, assume or guarantee certain secured indebtedness unless the Notes are secured equally and ratably with (or prior to) such secured indebtedness; engage in sale and lease-back transactions with respect to certain assets; and engage in mergers, consolidations or sales of all or substantially all of the Company’s or a Guarantor’s assets. The Supplemental Indenture also provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture or Supplemental Indenture, and certain events of bankruptcy, insolvency and reorganization. Generally, if an event of default occurs, the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal amount of all the outstanding Notes to be due and payable immediately, except that if an event of default arising from certain events of bankruptcy, insolvency or reorganization occurs, the principal amount of all the outstanding Notes will become due and payable without any further action or notice. The Notes will not have the benefit of any sinking fund.

The foregoing descriptions of the Indenture, the Supplemental Indenture, the Notes and the Guarantees are qualified in their entirety by reference to the complete terms and conditions of the Indenture, the Supplemental Indenture, the form of 2031 Notes (attached as Exhibit A to the Supplemental Indenture) and the form of 2036 Notes (attached as Exhibit B to the Supplemental Indenture), which are filed herewith as Exhibits 4.1, 4.2, 4.3 and 4.4 respectively, and are incorporated herein by reference. In connection with the issuance of the Notes and the Guarantees, Sidley Austin llp and Todd N. Sheldon, Executive Vice President, General Counsel and Corporate Secretary of the Company, each provided the Company with the legal opinion attached to this Current Report on Form 8-K as Exhibits 5.1 and 5.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of February 5, 2026, between PulteGroup, Inc. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.6 to PulteGroup, Inc.’s Registration Statement on Form S-3 (File No. 333-293234) filed with the Securities and Exchange Commission on February 5, 2026).

4.2	First Supplemental Indenture, dated as of February 20, 2026, among PulteGroup, Inc., the direct and indirect subsidiaries of PulteGroup, Inc. party thereto as Guarantors, and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 4.250% Senior Note due 2031 (included in Exhibit 4.2).

4.4	Form of 4.900% Senior Note due 2036 (included in Exhibit 4.2).

5.1	Opinion of Sidley Austin llp.

5.2	Opinion of Todd N. Sheldon, Executive Vice President, General Counsel and Corporate Secretary of the Company.

23.1	Consent of Sidley Austin llp (included in Exhibit 5.1).

23.2	Consent of Todd N. Sheldon, Executive Vice President, General Counsel and Corporate Secretary of the Company (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PulteGroup, Inc.

Date:	February 20, 2026	By:	/s/ Todd N. Sheldon
			Name:	Todd N. Sheldon
			Title:	Executive Vice President, General Counsel and Corporate Secretary